Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2025
Provisions and other non-current liabilities
Provisions and other non-current liabilities

Note 12 Provisions and other non-current liabilities

12.1 PROVISIONS AND OTHER NON-CURRENT LIABILITIES

Accounting principles

A provision is recognized when TotalEnergies has a present obligation, legal or constructive, as a result of a past event for which it is probable that an outflow of resources will be required and when a reliable estimate can be made regarding the amount of the obligation. The amount of the liability corresponds to the best possible estimate.

Provisions and non-current liabilities are comprised of liabilities for which the amount and the timing are uncertain. They arise from environmental risks, legal and tax risks, litigation and other risks.

As of December 31,
(M$)	2025	2024	2023
Litigations and accrued penalty claims	366	384	476
Provisions for environmental contingencies	544	611	750
Asset retirement obligations	9,262	11,359	11,585
Other non-current provisions	3,316	3,032	3,588
of which restructuring activities	134	124	228
of which financial risks related to non-consolidated and equity accounted for affiliates	1,720	1,694	1,708
Other non-current liabilities	3,834	4,486	4,858
TOTAL	17,322	19,872	21,257

In 2025, litigation reserves amount to $366 million of which $241 million in the Exploration & Production, notably in Brazil, Angola and United States, and $58 million in Refining & Chemicals.

In 2024, litigation reserves amounted to $384 million of which $187 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $93 million in Integrated Power.

In 2023, litigation reserves amounted to $476 million of which $276 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $91 million in Refining & Chemicals.

Other non-current liabilities mainly include debts whose maturity is more than one year related to fixed assets acquisitions.

Changes in provisions and other non-current liabilities

Changes in provisions and other non-current liabilities are as follows:

				Currency
	As of			translation		As of
(M$)	January, 1	Allowances	Reversals	adjustment	Other	December, 31
2025	19,872	1,492	(1,346)	683	(3,379)	17,322
of which provisions for financial risks		43	(24)
of which asset retirement obligations		589	(612)
of which provisions for environmental contingencies		22	(120)
of which provisions for restructuring of activities		35	(40)
2024	21,257	1,056	(1,538)	(419)	(484)	19,872
of which provisions for financial risks		20	(16)
of which asset retirement obligations		568	(464)
of which provisions for environmental contingencies		65	(183)
of which provisions for restructuring of activities		15	(103)
2023	21,402	1,269	(1,315)	212	(311)	21,257
of which provisions for financial risks		18	(29)
of which asset retirement obligations		524	(339)
of which provisions for environmental contingencies		117	(158)
of which provisions for restructuring of activities		69	(138)

Asset retirement obligations

Accounting principles

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a discount rate to the amount of the liability. Given the long-term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the rates of high quality AA-rated corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used for the valuation of asset retirement obligation is 5% in 2025 as in 2024 and 2023 (the expenses are estimated at current currency values with an inflation rate of 2% in 2025 as in 2024 and 2023).

A decrease of 0.5 point of this rate would increase the asset retirement obligation by $770 million, with a corresponding impact in tangible assets, and with a negative impact of approximately $44 million on the following years net income. Conversely, an increase of 0.5 point would lead to a decrease in asset retirement obligation by $693 million, with a corresponding impact in tangible assets, and with a positive impact of approximately $41 million on the following years net income.

Changes in the asset retirement obligation are as follows:

					Spending on	Currency
	As of		Revision in	New	existing	translation			As of
(M$)	January 1,	Accretion	estimates	obligations	obligations	adjustment	Other		December 31,
2025	11,359	589	309	141	(612)	404	(2,928)	(a)	9,262
2024	11,585	568	155	200	(464)	(249)	(436)		11,359
2023	13,110	524	(1,499)	108	(339)	101	(420)		11,585

(a)	Including $(2,754) million corresponding to the impact of reclassifications under ‘Liabilities directly associated with the assets classified as held for sale'.

12.2 Other risks and contingent liabilities

TotalEnergies is not currently aware of any exceptional event, dispute, risks or contingent liabilities that could have a material impact on the assets and liabilities, results, financial position or operations of the TotalEnergies company, other than those mentioned below.

YEMEN

In Yemen, the deterioration of security conditions in the vicinity of the Balhaf site caused the company Yemen LNG, in which the TotalEnergies company holds a stake of 39.62%, to stop its commercial production and export of LNG and to declare force majeure to its various stakeholders in 2015. The plant has been put in preservation mode.

MOZAMBIQUE

Considering the evolution of the security situation in the north of the Cabo Delgado province in Mozambique, the TotalEnergies company has confirmed on April 26, 2021, the withdrawal of all Mozambique LNG project personnel from the Afungi site. This situation led the Company, as operator of Mozambique LNG project, to declare force majeure which was lifted end of 2025 paving the way for the project to resume.

LEGAL AND ARBITRATION PROCEEDINGS

-DISPUTES RELATING TO CLIMATE

In France, TotalEnergies SE was summoned in January 2020 before Nanterre’s Civil Court of Justice by certain associations and local communities in order to oblige the Company to complete its Vigilance Plan, by identifying in detail risks relating to a global warming above 1.5 °C, as well as indicating the expected amount of future greenhouse gas emissions related to the Company’s activities and its product utilization by third parties and in order to obtain an injunction ordering the Corporation to cease exploration and exploitation of new oil or gas fields, to reduce its oil and gas production by 2030 and 2050, and to reduce its net direct and indirect CO2 emissions by 40% in 2040 compared with 2019. This action was declared inadmissible on July 6, 2023, by the Paris Civil Court of Justice to which the case was transferred following a new procedural law. Following the appeal filed by the claimants, the Paris Court of Appeal, in a judgment of June 18, 2024, considered the action initiated admissible in particular on the basis of the law on the duty of vigilance transferring the case for trial on the merits before the Paris Civil Court of Justice, while strucking out 17 of the 22 applicants as well as declining to awards any provisional measures. TotalEnergies SE considers that it has fulfilled its obligations under the French law on the vigilance duty. A new action against the Corporation, with similar requests for injunction, has started in March 2024 before the commercial court of Tournai in Belgium.

Some associations in France brought civil and criminal actions against TotalEnergies SE, with the purpose of proving that since May 2021 – after the change of name of TotalEnergies – the Corporation’s corporate communication and its publicity campaign contain environmental claims that are either false or misleading for the consumer. By decision dated October 23, 2025, the Paris Judicial Court ruled that the Corporation’s institutional communication of an informational nature did not fall under the Consumer Code or the scope of misleading commercial practices. The claims concerning the communication campaign related to its name change in 2021, as well as those targeting its institutional communication on the role of natural gas and biofuels in the energy transition, were all dismissed. No “advertising” by TotalEnergies' subsidiaries in France was condemned by the court. However, the court requested the removal of three paragraphs relating to carbon neutrality ambitions from the website of its commercial subsidiary TotalEnergies Electricité et Gaz France intended for customers. Neither party appealed the ruling.

In France, on July 4, 2023, nine shareholders (two companies and 7 individuals holding a small number of the Corporation’s shares) brought an action against the Corporation before the Nanterre Commercial Court, seeking the annulment of resolution no. 3 passed by the Corporation’s Annual Shareholders’ Meeting on May 26, 2023, recording the results for fiscal year 2022 and setting the amount of the dividend to be distributed for fiscal year 2022. The plaintiffs essentially allege an insufficient provision for impairment of TotalEnergies’ assets in the financial statements for the fiscal year 2022, due to the insufficient consideration of future risks and costs related to the consequences of greenhouse gas emissions emitted by its customers (scope 3) and carbon cost assumptions presented as too low. The claimants request for annulment of the shareholders’ meeting resolution has been dismissed on September 25, 2025, for lack of interest during a preliminary procedural phase. They have appealed this judgment.

In the United States, the Corporation and several of its US subsidiaries of were summoned, amongst many other companies and professional associations, in several "climate litigation" cases, seeking to establish legal liability for past greenhouse gas emissions, and to compensate plaintiff public authorities, in particular for resulting adaptation costs. The Company considers that the courts lack jurisdiction, that it has many arguments to put forward, and considers also that the past and present behavior of the Company does not constitute a fault susceptible to give rise to liability.

-	MOZAMBIQUE

In France, victims and heirs of deceased persons filed a complaint against TotalEnergies SE in October 2023 with the Nanterre Prosecutor, following the events perpetrated by terrorists in the city of Palma in March 2021. This complaint would allege that the Corporation is liable for “unvoluntary manslaughter” and, “failure to assist people in danger”. The Corporation considers these accusations as unfounded in both law and fact[2].

-	KAZAKHSTAN

On April 1st, 2024, the Republic of Kazakhstan filed a Statement of Claims in the context of an arbitration involving TotalEnergies EP Kazakhstan and its partners under the production sharing contract related to the North Caspian Sea. TotalEnergies EP Kazakhstan and its partners consider this action to be unfounded. Therefore, it is not possible at this date to reliably assess the potential consequences of this claim, particularly financial ones, nor the date of their implementation.

[2] Refer to the press release published by the Company on October 11, 2023 contesting the accusations.